Income Taxes (Details 1) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Deferred tax assets:
Net operating loss carryforwards	$ 0	$ 0
Research and development credits	0	0
Capitalized research and development and other	21,193	11,156
Total deferred tax assets	21,193	11,156
Net deferred tax assets	21,193	11,156
Valuation allowance for deferred tax assets	(21,193)	(11,156)
Net deferred taxes	$ 0	$ 0